Amounts due from financial institutions and Compulsory deposits at Central Bank of Brazil (Tables)	9 Months Ended
Sep. 30, 2023
Amounts due from financial institutions and Compulsory deposits at Central Bank of Brazil
Disclosure of loans and advances to banks [text block]

	09/30/2023	12/31/2022
Interbank deposit investments	2,126,047	2,383,526
Interbank onlending	134,486	31,805
Loans to financial institutions	1,215,142	1,845,665
Expected loss	(1,431)	(2,140)
Total	3,474,244	4,258,856